I represent that this English language prospectus supplement for IDS Stock Market Certificate, American Express Stock Market Certificate and IDS Market Strategy Certificate represents a fair and accurate translation of a Spanish language prospectus supplement.



/s/Bruce A. Kohn
Bruce A. Kohn
Vice President and General Counsel
IDS Certificate Company

Prospectus Supplement - January 28, 2000*

IDS Stock Market Certificate (April 28, 1999)                       S-6009
IDS Stock Market Certificate (April 28, 1999)                       S-6035
American Express Stock Market Certificate (April 28, 1999)          S-6038
IDS Market Strategy Certificate (April 28, 1999)                    S-6008


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The following  information  modifies that found in the  prospectuses  at page 2p regarding maximum return:


For IDS Stock Market Certificate, American Express Stock Market Certificate and IDS Market Strategy Certificate, effective for terms beginning February 2, 2000, the maximum return under both the full market participation option and the partial market participation option is 10 percent.









S-6393 A (1/00)
Valid until next prospectus update.
*Destroy April 26, 2000